UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2017

VALVOLINE INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Items 5.03(a) and 5.07    Amendments to Articles of Incorporation; Submission of Matters to a Vote of Security Holders.

Valvoline Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) on April 26, 2017.  At the Special Meeting, a total of 199,500,782 shares of Valvoline common stock, par value $0.01 (the “Common Stock”), representing 97% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final result for the matter submitted to a vote of shareholder at the Special Meeting is as follows:

Proposal:
Approve and adopt amendments to Sections 5.04, 7.02 and 8.01 (collectively, the “Supermajority Voting Provisions”) of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to eliminate the supermajority voting thresholds in a step-down process (such amendments, the “Supermajority Voting Amendments”) that will (i) immediately reduce the current supermajority voting thresholds from 80% to 66⅔% for all of the Supermajority Voting Provisions upon the effectiveness of the amendments to the Articles (the “Amendment Effective Date”), which is expected to occur promptly after the Special Meeting, and (ii) on the third anniversary of the Amendment Effective Date, reduce the 66⅔% supermajority voting thresholds to simple majority voting thresholds for all of the Supermajority Voting Provisions.

Result:

For	Against	Abstaining	Broker Non-Votes
199,474,744	22,883	3,155	0

Accordingly, holders of at least 80% of the voting power of our outstanding Common Stock entitled to vote at the Special Meeting affirmatively voted for the Supermajority Voting Amendments. The new 66⅔% supermajority voting thresholds became effective upon filing of Articles of Amendment with the Secretary of State of the Commonwealth of Kentucky on April 27, 2017 (the “Articles of Amendment”), and the simple majority voting thresholds will become effective as of April 26, 2020.  A description of the Supermajority Voting Amendments is included in the proxy statement filed with the Securities and Exchange Commission on April 3, 2017, and a complete copy of the the Articles as amended by the Articles of Amendment is filed as Exhibit 3(i) to this Current Report on Form 8-K.

On April 26, 2017, Valvoline issued a news release announcing the outcome of the Special Meeting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

3(i)	Amended and Restated Articles of Incorporation of Valvoline Inc., as amended by the Articles of Amendment
99.1	News Release dated April 26, 2017

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Dated: April 27, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

3(i)	Amended and Restated Articles of Incorporation of Valvoline Inc., as amended by the Articles of Amendment
99.1	News Release dated April 26, 2017